SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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February 2021

URGENT

Re: Your investment with Eaton Vance Funds.

Dear Shareholder,

We have attempted to contact you regarding an important matter pertaining to your investment in Eaton Vance Funds.

Please contact us immediately at 855-200-7892 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

This matter is very important and will only take a moment of your time.

Broadridge Financial Solutions has been engaged by Eaton Vance to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Michael Collins

Vice President and General Manager

Registration

Registration

Registration

Registration

Dear Shareholder:

During a recent conversation with a proxy specialist regarding the proposals to be voted on at the February 18, 2021 Joint Special Meeting of Shareholders for the Eaton Vance Funds, you requested to have the proxy material mailed to you for review and reference.

Please find enclosed the proxy statement as it relates to your investment. If you should have any further comments or questions, please feel free to contact an Eaton Vance Proxy Specialist at (877) 478-5043. We are available 7 days a week, 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 11:00 am to 6:00 pm Eastern Time, Saturday and Sunday.

We ask that you give us a call to register your vote on the agenda items once you have reviewed this statement. It’s critical to receive your vote in order to ensure we meet the quorum required to hold the meeting.

Please call to register your vote!

Thank you for your time and consideration.

EATON VANCE FUNDS